Exhibit 10.1

Kingsoft Cloud Holdings Limited

SHARE OPTION SCHEME

Adopted on 27 February 2013

CONTENT

Kingsoft Cloud Holdings Limited

SHARE OPTION SCHEME

1.	DEFINITIONS

1.01	In this Scheme the following expressions have the following meanings.

	“Adoption Date”	27 February 2013, the date on which this Scheme is conditionally adopted by the shareholders of the Company and Kingsoft Corporation Limited in general meeting;

	“Associates”	has the meaning as ascribed thereto in Rule 1.01 of Chapter 1 of the Listing Rules;

	“Auditors”	the auditors for the time being of the Company;

	“Board”	the board of directors of the Company or such committee or such sub-committee or person(s) delegated with the power and authority by the board of directors of the Company to administer this Scheme;

	“Business Day”	has the meaning ascribed thereto in the Listing Rules;

	“Commencement Date”	in respect of an Option, the date upon which such Option is deemed to be granted and accepted in accordance with Clause 4.04;

	“Company”	Kingsoft Cloud Holdings Limited, a limited liability company organized under the laws of the Cayman Islands whose registered office is at Harneys Services (Cayman) Limited, 3rd Floor, Queensgate House, 113 South Church Street, P.O. Box 10240, Grand Cayman, KY1-1002, Cayman Islands;

	“Connected Person(s)”	has the meaning as ascribed thereto in the Listing Rules;

	“Court”	has the same meaning as ascribed in the Companies Ordinance (Chapter 32 of the Laws of Hong Kong);

	“Eligible Employee”	employee(s) (whether full time or part time employee(s)) of the Company, its Subsidiaries or any Invested Entity;

	“Excluded Employee”	any Eligible Employee who is resident in a place where (a) the grant or exercise of the Option pursuant to the terms of this Scheme is not permitted under the laws and regulations of such place, or (b) in the view of the Board, the need to comply with applicable laws and regulations in such place makes it necessary or expedient to exclude such Eligible Employee, in each case as determined by the Board in its absolute discretion;

	“Group”	the Company and its directly or indirectly owned Subsidiaries;

“Grantee”	any Participant who accepts the Offer in accordance with the terms of this Scheme or (where the context so permits) a person or persons who, in accordance with the laws of succession applicable in respect of the death of a Grantee, is or are entitled to exercise the Option granted to such Grantee (to the extent not already exercised) in consequence of the death of such Grantee;

“Hong Kong”	The Hong Kong Special Administrative Region of the People’s Republic of China;

“Initial Public Offering”	a firm commitment underwritten initial public offering which results in the ordinary shares of the Company trading publicly on a recognized regional or national securities exchange;

“Invested Entity”	any entity in which the Group directly or indirectly holds 20% or more equity interest;

“Kingsoft Corporation Limited”	an exempted limited liability company incorporated in the British Virgin Islands on 20 March 1998 and discontinued in the British Virgin Islands and continued into the Cayman Islands on 15 November 2005, with its shares listed on the Stock Exchange;

“Listing Rules”	the Rules Governing the Listing of Securities on the Stock Exchange (as amended from time to time);

“Offer”	the offer of the grant of an Option made in accordance with Clause 4.01;

“Offer Date”	the date on which the Board makes an Offer to any Participant;

“Option(s)”	option(s) to subscribe for Shares granted pursuant to this Scheme;

“Option Period”	in respect of any particular Option, such period as the Board may in its absolute discretion determine and notify to each Grantee, from the Commencement Date to the date of expiration of the Option, save that such period shall not be more than ten (10) years from the Commencement Date subject to the provisions for early termination set out in this Scheme;

“Participant(s)”	any Eligible Employee (excluding any Excluded Employee);

“Scheme”	this share option scheme in its present or any amended form;

“Share(s)”	ordinary share(s) of the Company, par value US$0.001 or such other nominal amount as shall result from a sub-division, reduction, consolidation, reclassification or reconstruction of the share capital of the Company;

“Stock Exchange”	The Stock Exchange of Hong Kong Limited;

	“Subscription Price”	the price per Share at which a Grantee may subscribe for Share on the exercise of an Option as described in Clause 5;

	“Subsidiary	a company which is for the time being a subsidiary (within the meaning of Section 2 of the Companies Ordinance (Chapter 32 of the Laws of Hong Kong) as modified from time to time) of the Company, whether incorporated in Hong Kong or elsewhere;

	“Trading Day”	a day on which the Stock Exchange is open for the trading of securities;

	“HK$”	Hong Kong dollars;

	“US$”	United States dollars; and.

	“Vesting Schedule”	in relation to an Option, a schedule for the vesting of Shares comprised in the Option during the Option Period to be determined by the Board on the Offer Date.

1.02	In this Scheme, save as where the context otherwise requires:

	(a)	clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Scheme;

	(b)	references herein to clauses are to clauses of this Scheme;

	(c)	references to any statute or statutory provision shall be construed as references to such statute or statutory provision as respectively amended, consolidated or re-enacted, or as its operation is modified by any other statute or statutory provision (whether with or without modification), and shall include any subsidiary legislation enacted under the relevant statute;

	(d)	expressions in singular shall include the plural and vice versa;

	(e)	expressions in any gender shall include other genders; and

	(f)	references to persons shall include bodies corporate, corporations, partnerships, sole proprietorships, organizations, associations, enterprises, branches and entities of any other kind.

2.	CONDITIONS

2.01	This Scheme shall take effect subject to the passing of the resolution of shareholders of the Company and Kingsoft Corporation Limited to adopt this Scheme.

2.02	If the above conditions are not satisfied, this Scheme shall forthwith determine, any Option(s) granted or agreed to be granted pursuant to this Scheme and any Offer of such a grant shall be of no effect and no person shall be entitled to any rights or benefits or be under any obligations under or in respect of this Scheme.

2.03	A certificate issued by the board of the Company and Kingsoft Corporation Limited that the conditions set out in Clause 2.01 have been satisfied and the date on which such conditions were satisfied or that such conditions have not been satisfied as of any particular date shall be conclusive evidence of the matters certified.

3.	PURPOSE, DURATION AND ADMINISTRATION

3.01	The purpose of this Scheme is to provide incentives or rewards to Participants thereunder for their contribution to the Group and/or to enable the Group to recruit and retain high-calibre employees and attract human resources that are valuable to the Group and any Invested Entity.

3.02	Subject to Clause 13, this Scheme shall be valid and effective for a period of ten (10) years commencing on the date on which the conditions set out in Clause 2.01 are satisfied, after which period no further Options will be granted but the provisions of this Scheme shall remain in full force and effect in all other respects. Options complying with the provisions of the Listing Rules which are granted during the duration of this Scheme and remain unexercised immediately prior to the end of the ten-year period shall continue to be exercisable in accordance with their terms of grant within the Option Period for which such Options are granted, notwithstanding the expiry of this Scheme.

3.03	This Scheme shall be subject to the administration of the board of the Company and Kingsoft Corporation Limited (including the independent non-executive directors) whose decision (save as otherwise provided herein) shall be final and binding on all parties.

4.	GRANT OF OPTIONS

4.01	On and subject to the terms of this Scheme, the Board shall be entitled at any time and from time to time within the life of this Scheme set out in Clause 3.02 to offer to grant to any Participant as the Board may in its absolute discretion select, and subject to such conditions as the Board may think fit, Option(s) to subscribe for such number of Shares as the Board may determine at the Subscription Price. For the avoidance of doubt, the grant of any Options by the Company for the subscription of Shares to any person who falls within any of the classes of Participants shall not, by itself, unless the Board otherwise determined, be construed as a grant of Option under this Scheme. The basis of eligibility of any of the classes of Participants to the grant of any Options shall be determined by the Board from time to time on the basis of their contribution to the development and growth of the Group and the Invested Entity.

4.02	The Company may not grant any Options after inside information has come to the knowledge of the Company and Kingsoft Corporation Limited until an announcement of such information has been made. In particular, the Company may not grant any Options during the period commencing one month immediately before the earlier of (i) the date of the board meeting of Kingsoft Corporation Limited (as such date is first notified to the Stock Exchange under the Listing Rules) for approving Kingsoft Corporation Limited’s results for any year, half-year, quarterly or any other interim period (whether or not required under the Listing Rules); and (ii) the deadline for Kingsoft Corporation Limited to announce its results for any year or half-year under the Listing Rules, or quarterly or any other interim period (whether or not required under the Listing Rules), and ending on the date of the results announcement.

4.03	An Offer shall be made to a Participant by letter in such form as the Board may from time to time determine requiring the Participant to undertake to hold the Option on the terms on which it is to be granted and to be bound by the provisions of this Scheme and shall remain open for acceptance by the Participant concerned for a period of twenty-eight (28) days from the Offer Date provided that no Offer shall be open for acceptance after the expiry of this Scheme set out in Clause 3.02 or after this Scheme has been terminated in accordance with the provisions hereof. No consideration is payable on acceptance of each grant of Option(s).

4.04	An Offer shall be deemed to have been accepted and the Option to which such Offer relates shall be deemed to have been granted and to have taken effect when the acceptance form attached to the Offer with the number of Shares in respect of which the Offer is accepted clearly stated therein is duly completed, signed and returned by the Grantee and is received by the Company at its principal office or such other address as is specified in the Offer on or before the Commencement Date.

4.05	To the extent that the Offer is not accepted within twenty-eight (28) days from the Offer Date in the manner indicated in Clause 4.04, it will be deemed to have been irrevocably declined and lapsed automatically.

4.06	Each grant of Options to a director, chief executive (other than a proposed director or chief executive of the Company or Kingsoft Corporation Limited) or substantial shareholder of the Company or Kingsoft Corporation Limited, or any of their respective Associates, under this Scheme or any other share option scheme of the Company or any of its Subsidiaries must comply with the requirements of Rule 17.04 of the Listing Rules and must be subject to approval by the independent non-executive directors of Kingsoft Corporation Limited (excluding independent non-executive director who is a Grantee of the Options).

4.07	Where any grant of Options to a substantial shareholder or an independent non-executive director of Kingsoft Corporation Limited, or any of their respective Associates, would result in the Shares issued and to be issued upon exercise of all Options already granted and to be granted (including Options exercised, cancelled and outstanding) to such person in the 12-month period up to and including the date of such grant:

(a) representing in aggregate over 0.1% of the relevant class of Shares in issue; and

(b) (where the Shares are listed on the Stock Exchange), having an aggregate value, based on the closing price of the Shares at the date of each grant, in excess of HK$5,000,000,

such further grant of Options must be approved by the shareholders of the Company and Kingsoft Corporation Limited. A circular must be sent to all shareholders of the Company and Kingsoft Corporation Limited. All Connected Persons of Kingsoft Corporation Limited must abstain from voting in favour at such general meeting. Any Connected Persons who are required to abstain from voting in favour at the general meeting may vote against the resolution at the general meeting provided that their intention to do so has been stated in relevant circular to shareholders. Any vote taken at the meeting to approve the grant of such Options must be taken on a poll. Any change in the terms of the Options granted to a substantial shareholder or an independent non-executive director of Kingsoft Corporation Limited, or any of their respective Associates must be approved by the shareholders of the Company and Kingsoft Corporation Limited in general meeting.

4.08	The circular referred to in Clause 4.07 shall contain:

(a) details of the number and terms (including the Option Period, the minimum period (if any) for which an Option must be held before it can be exercised, performance targets (if any), the Subscription Price, the basis of determination of Subscription Price, the amount (if any) payable on acceptance of the Option and the rights attached to the Share or the Option) of the Options to be granted to each Grantee, which must be fixed before the shareholders’ meeting of the Company and the date of board meeting of the Company for proposing such further grant should be taken as the date of grant for the purpose of calculating the Subscription Price;

(b) a recommendation from the independent non-executive directors of Kingsoft Corporation Limited (excluding one who is a Grantee of the Options) on whether or not to vote in favour of the proposed grant;

(c) the information required under Rules 17.02(2)(c) and (d) of the Listing Rules and the disclaimer required under Rule 17.02(4) of the Listing Rules; and

(d) the information required under Rule 2.17.

5.	SUBSCRIPTION PRICE

The Subscription Price in respect of any particular Option shall be such price as determined by the Board in its absolute discretion at the time of the making of the Offer (which shall be stated in the Offer Letter) but in any case the Subscription Price of Options granted after the Company or Kingsoft Corporation Limited has resolved to seek a separate Initial Public Offering and up to date of the Company’s Initial Public Offering must not be lower than the new issue price (if any) in the Company’s Initial Public Offering. In particular, any Options granted during the period commencing six months before the lodgment of Form A1 (or its equivalent) up to the date of the Company’s Initial Public Offering are subject to this requirement. The Subscription Price of Options granted during such period shall be subject to adjustment to a price not lower than the new issue price in the Company’s Initial Public Offering.

6.	EXERCISE OF OPTIONS

6.01	An Option must be personal to the Grantee and must not be assignable and no Grantee shall in any way sell, transfer, charge, mortgage, encumber or create any interest in favour of any third party over or in relation to any Option. Any breach of the foregoing shall entitle the Company to cancel any outstanding Option or part thereof granted to such Grantee without any compensation.

6.02	An Option may be exercised in whole or in part in the manner as set out in Clauses 6.03 and 6.04 by the Grantee (or, as the case may be, his or her legal personal representative(s)) giving notice in writing to the Company stating that the Option is thereby exercised and the number of Shares in respect of which it is exercised. Each such notice must be accompanied by a remittance for the full amount of the Subscription Price for the Shares in respect of which the notice is given. Within ten (10) Business Days after receipt of the notice and the remittance and, where appropriate, receipt of the certificate of an independent financial adviser or Auditors pursuant to Clause 9, the Company shall allot the relevant Shares to the Grantee (or his or her legal personal representative(s)) credited as fully paid and issue to the Grantee (or his or her legal personal representative(s)) a share certificate in respect of the Shares so allotted.

6.03	Subject as hereinafter provided in this Scheme, the Option may be exercised by the Grantee (or his or her legal personal representatives) in accordance with the Vesting Schedule applicable to that Option at the specific time or times as determined by the Board, at any time during the Option Period provided that:

	(a)	in the event of the Grantee ceasing to be a Participant for any reason other than his or her death or the termination of his or her employment on one or more of the grounds specified in Clause 7(g), the Grantee shall be entitled to exercise the vested Option(s) in full (to the extent which has become exercisable and not already exercised) within a period of one (1) month from the date of such cessation, which will be taken to be the last day on which the Grantee was at work with the Group or the Invested Entity whether salary is paid in lieu of notice or not;

	(b)	in the event of the Grantee ceasing to be a Participant by reason of death (provided that none of the events which would be a ground for termination of his or her employment under Clause 7(g) arises prior to his or her death), the legal personal representative(s) of this Grantee shall be entitled to exercise the vested Option(s) in full (to the extent which has become exercisable and not already exercised) within a period of six (6) months from the date of death (or such longer period as the Board may determine);

	(c)	in the event of a general or partial offer, whether by way of take-over offer, share re-purchase offer, or scheme of arrangement or otherwise in like manner is made to all the holders of Shares, or all such holders other than the offeror and/or any person controlled by the offeror and/or any person acting in association or concert with the offeror, the Company shall use all reasonable endeavours to procure that such offer is extended to all the Grantees on the same terms, mutatis mutandis, and assuming that they will become, by the exercise in full of the vested Options (to the extent not already exercised) granted to them, shareholders of the Company. If such offer becomes or is declared unconditional, a Grantee shall be entitled to exercise his or her vested Option(s) (to the extent not already exercised) to its full extent or to the extent specified in the Grantee’s notice to the Company in exercise of his or her vested Option(s) at any time within ten (10) Business Days after the date on which such offer becomes or is declared unconditional;

(d)	in the event a notice is given by the Company to its shareholders to convene a general meeting for the purposes of considering and, if thought fit, approving a resolution to voluntarily wind-up the Company, the Company shall on the same date as or soon after it dispatches such notice to each shareholder give notice thereof to all Grantees (together with a notice of the existence of the provisions of this Clause) and thereupon, each Grantee (or where permitted under Clause 6.03(b) his or her legal personal representative(s)) shall be entitled to exercise all or any of his or her vested Options (to the extent which has become exercisable and not already exercised) at any time not later than five (5) Business Days prior to the proposed general meeting of the Company by giving notice in writing to the Company, accompanied by a remittance for the full amount of the aggregate Subscription Price for the Shares in respect of which the notice is given whereupon the Company shall as soon as possible and, in any event, no later than the Business Day immediately prior to the date of the proposed general meeting referred to above, allot the relevant Shares to the Grantee credited as fully paid, which Shares shall rank pari passu with all other Shares in issue on the date prior to the passing of the resolution to wind-up the Company to participate in the distribution of assets of the Company available in liquidation;

(e)	in the event of a compromise or arrangement between the Company and its creditors (or any class of them) or between the Company and its shareholders (or any class of them), in connection with a scheme for the reconstruction or amalgamation of the Company, the Company shall give notice thereof to all Grantees on the same day as it gives notice of the meeting to its shareholders or creditors to consider such a scheme or arrangement, and thereupon any Grantee (or his or her legal representative(s)) may forthwith and until the expiry of the period commencing with such date and ending with the earlier of the date falling two (2) calendar months thereafter and the date on which such compromise or arrangement is sanctioned by the Court be entitled to exercise his or her vested Option(s) (to the extent which has become exercisable and not already exercised), but the exercise of the vested Option(s) shall be conditional upon such compromise or arrangement being sanctioned by the Court and becoming effective. The Company may thereafter require such Grantee to transfer or otherwise deal with the Shares issued as a result of such exercise of his or her vested Option(s) so as to place the Grantee in the same position as nearly as would have been the case had such Shares been subject to such compromise or arrangement; and

(f)	notwithstanding anything to the contrary contained herein, in the event that (i) the Grantee has breached the confidentiality obligation, non-compete obligation, non-solicitation obligation that such Grantee owes to the Group or the Invested Entity under relevant employment agreements, confidentiality and intellectual property rights assignment agreements, non-compete and non-solicitation agreements or this Scheme or any exhibit hereof (as applicable) in any material respect, or (ii) the Grantee has ceased to be a Participant due to the termination of his or her employment on one or more of the grounds specified in Clause 7(g), all the unvested Options held by such Grantee shall automatically be cancelled and cease vesting, all the vested but unexercised Options held by such Grantee shall automatically lapse, and the Company shall have the right to, at any time and from time to time, repurchase from the Grantee all or any part of the Shares allotted to such Grantee upon the exercise of an Option at nil consideration. The Company may give notice in writing to such Grantee requesting the repurchase of his/her Shares, and the Grantee shall use his/her best efforts to cooperate with the Company and complete the Company’s repurchase of such Shares as soon as practicable and in any event within ten (10) days after his/her receipt of such notice. The Company’s right to repurchase Shares from the Grantee pursuant to this Section 6.03(f) shall automatically terminate upon the Company’s Initial Public Offering.

6.04	There is no performance target that has to be achieved before the exercise of any Option except otherwise imposed by the Board and stated in the Offer.

6.05	The Shares to be allotted upon the exercise of an Option (i) shall not, prior to the Company’s Initial Public Offering, be sold, assigned, transferred, pledged, hypothecated, mortgaged, encumbered or otherwise disposed through one or a series of transactions, directly or indirectly, by any Grantee (or his or her legal representative(s)) to any third party unless otherwise approved by the Board in writing; and (ii) will be subject to all the provisions of the articles of association of the Company for the time being in force and will rank pari passu in all respects with and shall have the same voting, dividend, transfer and other rights, including those arising on liquidation of the Company as attached to the other fully paid Shares in issue as from the day when the name of the Grantee is registered on the register of members of the Company and accordingly will entitle the holders to participate in all dividends or other distributions paid or made on or after the date when the name of the Grantee is registered on the register of members of the Company other than any dividend or other distribution previously declared or recommended or resolved to be paid or made with respect to a record date which shall be before the date when the name of the Grantee is registered on the register of members of the Company, provided always that when the date of exercise of the Option falls on a day upon which the register of members of the Company is closed then the exercise of the Option shall become effective on the first Business Day on which the register of members of the Company is re-opened. A Share allotted upon the exercise of an Option shall not carry voting rights until the completion of the registration of the Grantee as the holder thereof.

6.06	The Grantee shall, unless otherwise approved by the Board in writing, irrevocably and unconditionally constitute and appoint Mr. ZHANG Hongjiang (张宏江) or any other director of the Company serving as an Eligible Employee as determined by the Board from time to time with full power of substitution as the Grantee’s true and lawful attorney and irrevocable proxy, for and on behalf of the Grantee, to vote each of the Shares allotted to him/her upon the exercise of an Option as the Grantee’s proxy, at every meeting of the shareholders of the Company or any adjournment thereof or in connection with any written consent of the Company’s shareholders. The foregoing proxy shall be irrevocable and coupled with an interest prior to the Company’s Initial Public Offering, and shall automatically terminate upon the Company’s Initial Public Offering. The Grantee shall revoke any proxies previously granted by the Grantee with respect to the Shares on the Commencement Date.

6.07	In the events of the Grantee ceasing to be a Participant for any reason other than the termination of his or her employment on one or more of the grounds specified in Clause 7(g), the Company shall have the right (but not obligation) to, at any time and from time to time, repurchase from the Grantee:

(a) all or any part of the Shares allotted to him/her upon the exercise of an Option at a price mutually agreed between the Company and the Grantee, which shall in no event exceed IP×[1+ (0.01 ×N)] per Share (the “Maximum Repurchase Price”), where IP = the lowest of (a) US$0.02 per Share, (b) the fair market value per Share appraised by a qualified and independent third party designated by the Board in good faith, and (c) the price per Share applied in the latest private financing during the past six (6) months; and N = (a) zero (0), if such Grantee ceases to be a Participant prior to the fourth (4th) anniversary of the Commencement Date, or (b) a fraction the numerator of which is the number of calendar days between the Commencement Date and the date of such Grantee ceasing to be a Participant, and the denominator of which is 365, if such Grantee ceases to be a Participant on or after the fourth (4th) anniversary of the Commencement Date); and

all or any part of the Shares allotted to him/her upon the exercise of an Option at a price mutually agreed between the Company and the Grantee, which, unless otherwise determined by the Board in its absolute discretion, shall in no event exceed IP×[1+ (0.01 ×N)] per Share (the “Maximum Repurchase Price”), where IP = the lowest of (a) the Subscription Price applicable to the Option held by such Grantee, (b) the fair market value per Share appraised by a qualified and independent third party designated by the Board in good faith, and (c) the price per Share applied in the latest private financing during the past six (6) months; and N = (a) zero (0), if such Grantee ceases to be a Participant prior to the fourth (4th) anniversary of the Commencement Date, or (b) a fraction the numerator of which is the number of calendar days between the Commencement Date and the date of such Grantee ceasing to be a Participant, and the denominator of which is 365, if such Grantee ceases to be a Participant on or after the fourth (4th) anniversary of the Commencement Date); and

	(b)	all vested but unexercised Options held by him at a price mutually agreed between the Company and the Grantee, which shall in no event exceed the difference between the Subscription Price of such Options and the Maximum Repurchase Price.

In the event the outstanding Shares shall be subdivided (by share dividend, share split, or otherwise), into a greater number of Shares, the applicable Maximum Repurchase Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding Shares shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Shares, the applicable Maximum Repurchase Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date of subdivision or combination becomes effective. The Company may give notice in writing to such Grantee requesting the repurchase of his/her Shares and/or Options, and the Grantee shall use his/her best efforts to cooperate with the Company and complete the Company’s repurchase of such Shares and/or Options as soon as practicable and in any event within ten (10) days after his/her receipt of such notice. The Company’s right to repurchase Shares from the Grantee pursuant to this Section 6.07(a) shall automatically terminate upon the Company’s Initial Public Offering.

7.	LAPSE OF OPTION

An Option, (i) if vested, shall automatically lapse (to the extent not already exercised), or (ii) if unvested, shall automatically be cancelled and cease vesting, in each case on the earliest of:

	(a)	the expiry of the Option Period;

	(b)	subject to Clause 6.03, the date on which the Grantee ceases to be a Participant;

	(c)	the date on which the Grantee is found to be an Excluded Employee;

	(d)	the expiry of any of the periods referred to in Clause 6.03(a) or (b);

	(e)	the date on which the offer (or, as the case may be, the revised offer) referred to in Clause 6.03(c) closes;

	(f)	subject to Clause 6.03(d), the date of the commencement of the winding-up of the Company;

	(g)	the date on which the Grantee ceases to be a Participant by reason of (i) the termination of his or her employment on any one or more of the grounds that he or she has been guilty of serious misconduct, or has committed an act of bankruptcy or has become insolvent or has made any arrangement or composition with his or her creditors generally, or has been convicted of any criminal offence involving his or her integrity or honesty or (if so determined by the Board) on any other ground on which an employer would be entitled to terminate his or her employment at common law or pursuant to any applicable laws or under the Grantee’s service contract with the Company or the relevant Subsidiary or the relevant Invested Entity, or (ii) the Grantee’s voluntary or unilaterally termination of his or her employment. A resolution of the Board or the board of directors of the relevant Subsidiary or the board of directors of the relevant Invested Entity to the effect that employment of a Grantee has or has not been terminated on one or more of the grounds specified in this Clause 7(g) shall be conclusive and binding on the Grantee;

	(h)	subject to Clause 6.03(e), the date when the proposed compromise or arrangement becomes effective;

	(i)	the date on which the Grantee commits a breach of Clause 6.01;

	(j)	the date on which the Board shall exercise the Company’s right to cancel the Option at any time after the Grantee commits a breach of Clause 6.03(f).

	(k)	if the Board at its absolute discretion determine that the Grantee (other than an Eligible Employee) or his or her Associate has committed any breach of any contract entered into between the Grantee or his or her Associate on the one part and the Group or any Invested Entity on the other part or that the Grantee has committed any act of bankruptcy or has become insolvent or is subject to any winding-up, liquidation or analogous proceedings or has made any arrangement or composition with his or her creditors generally, the Board shall determine that the Options granted to the Grantee under this Scheme be lapsed. In such event, his or her Options will lapse automatically and will not in any event be exercisable on or after the date on which the Board has so determined; or

	(l)	on the date which the Grantee indicates in writing to the Company that he or she will not exercise the Option(s), notwithstanding that he or she has previously accepted the said grant pursuant to the provisions of Clause 4.

8.	MAXIMUM NUMBER OF SHARES AVAILABLE FOR SUBSCRIPTION

8.01	(a)	The total number of Shares which may be issued upon exercise of all Options to be granted under this Scheme shall not in aggregate exceed 49,550,000 Shares (representing 5.37% of the Shares in issue) which is lower than 10 percent of the total number of Shares in issue on the Adoption Date, unless otherwise approved by the shareholders of the Company and Kingsoft Corporation Limited in general meeting. Options lapsed in accordance with the terms of this Scheme will not be counted for the purpose of calculating the total number of Shares under this Clause 8.01(a).

	(b)	The Company may seek approval of the shareholders of the Company and Kingsoft Corporation Limited in general meeting for refreshing the 10 percent limit under the Scheme save that the total number of Shares which may be issued upon exercise of all Options to be granted under the Scheme and any other share option schemes of the Company under the limit as “refreshed” shall not exceed 10 percent of the total number of Shares in issue as at the date of approval of the limit as “refreshed”. Options previously granted under this Scheme or any other share option schemes of the Company (including Options outstanding, cancelled, lapsed or exercised in accordance with the terms of this Scheme or any other share option schemes of the Company) will not be counted for the purpose of calculating the limit as “refreshed”. For the purpose of seeking the approval of shareholders of the Company and Kingsoft Corporation Limited under this Clause 8.01(b), a circular containing the information as required under the Listing Rules must be sent to the shareholders of the Company and Kingsoft Corporation Limited.

	(c)	The Company may seek separate approval by the shareholders of the Company and Kingsoft Corporation Limited in general meeting for granting Options beyond the 10 percent limit set out in Clause 8.01(a) provided that the Options in excess of the limit are granted only to Participants specifically identified by the Company before such approval is sought. A circular must be sent to the shareholders of the Company and Kingsoft Corporation Limited containing a generic description of the specified Participants who may be granted such Options, the number and terms of the Options to be granted, the purpose of granting such Options to the specified Participants with an explanation as to how the terms of Options serve such purpose and the information as required under the Listing Rules and the disclaimer required under rule 17.02(4) of the Listing Rules.

	(d)	Notwithstanding any to the contrary herein, the maximum number of Shares which may be issued upon exercise of all outstanding Options granted and yet to be exercised under this Scheme and any other share option schemes of the Company must not exceed 30 percent of the total number of Shares in issue from time to time. No Options may be granted under this Scheme if this will result in the limit set out in this Clause 8.01(d) being exceeded.

8.02	(a)	Subject to Clause 8.02(b), the total number of Shares issued and to be issued upon exercise of the Options granted to each Participant (including both exercised and outstanding Options) in any 12-month period must not exceed 1 percent of the total number of Shares in issue.

	(b)	Where any further grant of Options to a Participant would result in the total number of Shares issued and to be issued upon exercise of all the Options granted and to be granted to such person (including exercised, cancelled and outstanding Options) in the 12-month period up to and including the date of such further grant representing in aggregate over 1 percent of the total number of Shares in issue, such further grant must be separately approved by the shareholders of the Company and Kingsoft Corporation Limited in general meeting with such Participant and his Associates abstaining from voting. A circular must be sent to the shareholders of the Company and Kingsoft Corporation Limited and the circular must disclose the identity of the Participant, the number and terms of the Options to be granted and Options previously granted to such Participant and the information as required under the Listing Rules and the disclaimer required under rule 17.02(4) of the Listing Rules. The number and terms (including the Subscription Price) of the Options to be granted to such Participant must be fixed before the approval of the shareholders of the Company and Kingsoft Corporation Limited and the date of the meeting of the Board for proposing such further grant of Option(s) should be taken as the date of Offer for the purpose of calculating the Subscription Price.

8.03	Subject to Clauses 8.01 and 8.02, the number of Shares subject to Options and to this Scheme may be adjusted, in such manner as an independent financial adviser or Auditors (acting as experts and not as arbitrators) must certify in writing to the Board to be in their opinion fair and reasonable, in the event of a capitalisation issue, rights issue, subdivision or consolidation of shares or reduction of capital of the Company provided that no such adjustment shall be made in the event of an issue of Shares as consideration in respect of a transaction to which the Company is a party.

9.	REORGANISATION OF CAPITAL STRUCTURE

In the event of a capitalisation issue, rights issue, consolidation or subdivision of shares or reduction of capital of the Company (other than an issue of Shares as consideration in respect of a transaction to which the Company is a party), such corresponding adjustments (if any) shall be made in:

	(a)	the number of Shares subject to the Options so far as unexercised; and/or

	(b)	the Subscription Price; and/or

	(c)	the method of exercise of the Option(s); and/or

	(d)	the maximum number of Shares referred to in Clauses 8.01 and 8.02,

as an independent financial adviser or Auditors shall certify in writing to the Board to be in their opinion fair and reasonable, provided that any adjustments shall be made on the basis that the proportion of the issued share capital of the Company to which a Grantee is entitled after such adjustments shall remain the same as that to which he was entitled before such adjustments and no such adjustments shall be made the effect of which would be to enable any Share to be issued at less than its nominal value and no such adjustments will be required in circumstances where there is an issue of Shares or other securities of the Group as consideration in a transaction.

In addition, in respect of any such adjustments as provided in this Clause 9, other than any made on a capitalisation issue, an independent financial adviser or the Auditors must confirm in writing to the Board that the adjustment satisfy the requirements of the relevant provision of the Listing Rules.

The capacity of the independent financial adviser or the Auditors in this Clause 9 is that of experts and not of arbitrators and their certification shall be final and binding on the Company and the Grantees.

The costs of the independent financial advisers or the Auditors shall be borne by the Company.

10.	SHARE CAPITAL

The exercise of any Option shall be subject to the shareholders of the Company in general meeting approving any necessary increase in the authorised share capital of the Company. Subject thereto, the Board shall make available sufficient authorised but unissued share capital of the Company to meet subsisting requirements on the exercise of Options.

11.	DISPUTES

Any dispute arising in connection with this Scheme (whether as to the number of Shares the subject of an Option, the amount of the Subscription Price, or otherwise) shall be referred to the decision of an independent financial adviser or the Auditors who shall act as experts and not as arbitrators and whose decision shall, in the absence of manifest error, be final and binding on all persons who may be affected thereby.

12.	ALTERATION OF THIS SCHEME

12.01	This Scheme may be altered in any respect by resolution of the Board except that:

(a) any changes to the definitions of Participant and Grantee and Option Period in Clause 1.01;

(b) any alteration to the provisions of the Scheme in relation to the matters set out in Rule 17.03 of the Listing Rules to the advantage of Grantees;

(c) any changes to the provisions of Clauses 3, 4, 5, 6, 7, 8, 9, this Clause 12 and Clauses 13 and 14;

(d) any alteration to the terms and conditions of this Scheme which are of a material nature;

(e) any change to the terms of the Options granted;

(f) any change to the authority of the Board in relation to any alteration to the terms of this Scheme,

must be approved by a resolution by the shareholders of the Company and Kingsoft Corporation Limited in general meeting, except where such alterations take effect automatically under the existing terms of this Scheme, provided that the amended terms of this Scheme or the Options shall still comply with the requirements of Chapter 17 of the Listing Rules and that no such alteration shall operate to affect adversely the terms of issue of any Option(s) granted or agreed to be granted prior to such alteration except with the consent or sanction in writing of such number of Grantees as shall together hold Options in respect of not less than three-fourths in nominal value of all Shares then subject to Options granted under the Scheme.

12.02	The Company must provide to all Grantees all details relating to changes in the terms of this Scheme during the life of this Scheme immediately upon such changes taking effect.

13.	TERMINATION

13.01	The Company may by resolution in general meeting at any time terminate the operation of this Scheme and in such event no further Options will be offered but the provisions of this Scheme shall remain in full force and effect to the extent necessary to give effect to the exercise of any Options (to the extent not already exercised) granted prior to the termination or otherwise as may be required in accordance with the provisions of the Scheme. Options (to the extent not already exercised) granted prior to such termination shall continue to be valid and exercisable in accordance with the Scheme.

14.	CANCELLATION OF OPTIONS

14.01	Any cancellation of Options granted but not exercised shall require approval of the Board with the relevant Grantees and their Associates abstaining from voting.

14.02	Any vote taken at the meeting to approve such cancellation must be taken by poll. Cancelled Options may be re-issued after such cancellation has been approved, provided that re-issued Options shall only be granted in compliance with the terms of this Scheme.

14.03	Where the Company cancels Options and issues new ones to the same Grantee, the issue of such new Options may only be made under a scheme with available unissued Options (excluding the cancelled Options) within the limit approved in Clause 8.01.

14.04	For the avoidance of doubt, Options which have been exercised shall not be included as cancelled Options.

15.	MISCELLANEOUS

15.01	The Company shall bear the costs of establishing and administering this Scheme.

15.02	The Company shall provide a summary of the terms of this Scheme to all Grantees on their joining this Scheme and a copy of the rules of this Scheme to any Grantee who requests such a copy.

15.03	A Grantee shall be entitled to receive copies of all notices and other documents sent by the Company to holders of Shares.

15.04	Any notice or other communication between the Company and a Grantee may be given by sending the same by prepaid post or by personal delivery to, in the case of the Company, its principal place of business in PRC or such other address as notified to the Grantees from time to time and, in the case of the Grantee, his or her residential address in PRC as notified to the Company from time to time.

15.05	Any notice or other communication served by post;

(a) by the Company shall be deemed to have been served 24 hours after the same was put in the post; and

(b) by the Grantee shall not be deemed to have been received until the same shall have been received by the Company.

15.06	The Grantee shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. The Company shall not be responsible for any failure by a Grantee to obtain any such consent or for any tax or other liability to which a Grantee may become subject as a result of his or her participation in this Scheme.

15.07	This Scheme shall not form part of any contract of employment between the Company or any Subsidiary and any Eligible Employee and the rights and obligations of any Eligible Employee under the terms of his or her office or employment shall not be affected by his or her participation in it and this Scheme shall afford such an Eligible Employee no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason.

15.08	This Scheme shall not confer on any person any legal or equitable rights (other than those constituting the Options themselves) against the Company directly or indirectly or give rise to any cause of action at law or in equity against the Company.

15.09	This Scheme and all Options granted hereunder shall be governed by and construed in accordance with the laws of Hong Kong.

15.10	This Scheme shall operate subject to the articles of association of the Company from time to time and any applicable law, regulations, rules and codes.

Kingsoft Cloud Holdings Limited

SHARE OPTION SCHEME

Amendment - I

Adopted on June 27, 2013

Kingsoft Cloud Holdings Limited

SHARE OPTION SCHEME

Amendment - I

1. Definitions and References. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the SHARE OPTION SCHEME adopted by the Company as of February 27, 2013 (the “SHARE OPTION SCHEME”). Unless otherwise indicated herein, section references are to the corresponding section of the SHARE OPTION SCHEME.

2. Amendments.

(a) The following definition of this Amendment—I Adoption Date shall be added to the DEFINITIONS section:

“Amendment - I Adoption Date”	June 27, 2013, the date on which this Amendment - I is conditionally adopted by the shareholders of the Company and Kingsoft Corporation Limited in general meeting;

(b) The definition of “Company” in the DEFINITIONS section shall be deleted and replaced by the following:

“Company”	Kingsoft Cloud Holdings Limited, a limited liability company organized under the laws of the Cayman Islands whose registered office is at Harneys Services (Cayman) Limited, 4th Floor, Harbour Place. 103 South Church Street, George Town, P.O. Box 10240, Grand Cayman KY1-1002, Cayman Islands, or at such other place as determined by the Board from time to time;

(c) Clause 6.07(a) shall be deleted and replaced by the following:

(a)

all or any part of the Shares allotted to him/her upon the exercise of an Option at a price mutually agreed between the Company and the Grantee, which, unless otherwise determined by the Board in its absolute discretion, shall in no event exceed IP×[1+ (0.01 ×N)] per Share (the “Maximum Repurchase Price”), where IP = the lowest of (a) the Subscription Price applicable to the Option held by such Grantee, (b) the fair market value per Share appraised by a qualified and independent third party designated by the Board in good faith, and (c) the price per Share applied in the latest private financing during the past six (6) months; and N = (a) zero (0), if such Grantee ceases to be a Participant prior to the fourth (4th) anniversary of the Commencement Date, or (b) a fraction the numerator of which is the number of calendar days between the Commencement Date and the date of such Grantee ceasing to be a Participant, and the denominator of which is 365, if such Grantee ceases to be a Participant on or after the fourth (4th) anniversary of the Commencement Date); and

(d) Clause 8.01(a) shall be deleted and replaced by the following:

(a)

(i) Without prejudice to those as prescribed in subsection (ii) below, the total number of Shares which may be issued upon exercise of all Options to be granted under this Scheme on or after the Adoption Date shall not in aggregate exceed 49,550,000 Shares (representing 5.37% of the Shares in issue on the Adoption Date) which is lower than 10 percent of the total number of Shares in issue on the Adoption Date.

(ii) Upon refreshment, the total number of additional Options to be granted under this Scheme on or after the Amendment-I Adoption Date shall not in aggregate exceed 10% of the Shares in issue on the Amendment-I Adoption Date (i.e. 94,750,000 Options and assuming that no Shares will be issued or repurchased by the Company from 7 June 2013 to the Amendment-I Adoption Date).

(iii) The maximum number of Options available for exercise is 123,250,000 of which 28,500,000 Options were granted prior to the Amendment-I Adoption Date and 94,750,000 Options may be granted after the Amendment-I Adoption Date.

(iv) Options previously granted under the Share Option Scheme (including those outstanding, cancelled, lapsed in accordance with the Share Option Scheme or exercised Options) will not be counted for the purpose of calculating the refreshed options limit as stated in 8.01(a)(ii).

(v) Options lapsed in accordance with the terms of this Scheme will not be counted for the purpose of calculating the total number of additional Shares under this Clause 8.01(a)(ii).

Kingsoft Cloud Holdings Limited

SHARE OPTION SCHEME

Amendment - II

Adopted on – May 20, 2015

Kingsoft Cloud Holdings Limited

SHARE OPTION SCHEME

Amendment- II

1. Definitions and References. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the SHARE OPTION SCHEME adopted by the Company as of February 27, 2013 (the “SHARE OPTION SCHEME”) and the SHARE OPTION SCHEME AMENDMENT – I adopted by the Company as of June 27, 2013 (the “AMENDMENT - I”). Unless otherwise indicated herein, section references are to the corresponding section of the SHARE OPTION SCHEME and AMENDMENT - I.

2. Amendments.

(a) The following definition shall be added to the DEFINITIONS section:

“Amendment - II Adoption Date”	May 20, 2015, the date on which this Amendment - II is conditionally adopted by the shareholders of the Company and Kingsoft Corporation Limited in general meeting;

“Commitment Period”

in respect of any particular Option, unless otherwise determined by the Board in its absolute discretion and notify to the Grantee in writing,

(a) in the event that the maximum number of shares that the Grantee is entitled to purchase upon exercise of all Options granted to him or her under this Scheme is equal to or more than 1,000,000 shares as of the date on which such Grantee ceases to be a Participant,

(i) with respect to any Option that the maximum number of shares that the Grantee is entitled to purchase upon the exercise of such Option and all the Option(s) granted to him or her before the grant of such Option under the Scheme (if any) is less than 1,000,000 shares, 2 (two) years commencing from the Commencement Date specified in the Offer of such particular Option to him or her; and

(ii) with respect to all the other Option(s), 3 (three) years commencing from the Commencement Date specified in the Offer of such particular Option to him or her;

(b) in the event that the maximum number of shares that the Grantee is entitled to purchase upon exercise of all Options granted to him or her under this Scheme is less than 1,000,000 shares as of the date on which such Grantee ceases to be a Participant, 2 (two) years calculated from the Commencement Date specified in the Offer of such particular Option to him or her;

“Maximum Repurchase Price”

in the event that the Company has completed a private financing during the past twelve (12) months, the lower of (a) the fair market value per Share appraised by a qualified and independent third party designated by the Board in good faith, and (b) eighty percent (80%) of the price per Share applied in such latest private financing of the Company during the past twelve (12) months, otherwise, the fair market value per Share appraised by a qualified and independent third party designated by the Board in good faith, if such Participant’s applicable Commitment Period has been fully and duly conducted and completed.

the lowest of (a) the Subscription Price applicable to the Option held by such Grantee, (b) the fair market value per Share appraised by a qualified and independent third party designated by the Board in good faith, and (c) the price per Share applied in the latest private financing during the past six (6) months, if such Participant’s applicable Commitment Period has not been fully and duly conducted and completed for any reason.

(b) Clause 6.05 shall be deleted and replaced by the following::

6.05	The Shares to be allotted upon the exercise of an Option

(i) shall, prior to the Company’s Initial Public Offering, unless otherwise determined by the Board in its absolute discretion, be held by an entity or individual as designated by the Board in its absolute discretion (the “Designated Person”) for and on behalf of such Grantee and the Designated Person shall transfer any and all profits in connection with such Shares, including without limitation, dividends, to such Grantee as soon as practicable after receipt of the same, deducting any and all payable fees and taxes, and shall serve as such Grantee’s proxy and exercise any and all voting rights in connection with such Shares in accordance with the instruction of the Board. For such purpose, each Participant shall deliver to the Company, upon acceptance of each grant of Option(s), duly executed but undated documents as requested by the Board in respect of the Shares he or she may subscribe pursuant to the Scheme;

(ii) unless the transfer pursuant to (i) above, shall not, prior to the Company’s Initial Public Offering, be sold, assigned, transferred, pledged, hypothecated, mortgaged, encumbered or otherwise disposed through one or a series of transactions, directly or indirectly, by any Grantee (or his or her legal representative(s)) to any third party unless otherwise approved by the Board in writing; and

(iii) will be subject to all the provisions of the articles of association of the Company for the time being in force and will rank pari passu in all respects with and shall have the same voting, dividend, transfer and other rights, including those arising on liquidation of the Company as attached to the other fully paid Shares in issue as from the day when the name of the Grantee is registered on the register of members of the Company and accordingly will entitle the holders to participate in all dividends or other distributions paid or made on or after the date when the name of the Grantee is registered on the register of members of the Company other than any dividend or other distribution previously declared or recommended or resolved to be paid or made with respect to a record date which shall be before the date when the name of the Grantee is registered on the register of members of the Company, provided always that when the date of exercise of the Option falls on a day upon which the register of members of the Company is closed then the exercise of the Option shall become effective on the first Business Day on which the register of members of the Company is re-opened. A Share allotted upon the exercise of an Option shall not carry voting rights until the completion of the registration of the Grantee as the holder thereof.

(c) Clause 6.07(a) shall be deleted and replaced by the following:

(a)

all or any part of the Shares allotted to him/her upon the exercise of an Option at a price mutually agreed between the Company and the Grantee, which, unless otherwise determined by the Board in its absolute discretion, shall in no event exceed the Maximum Repurchase Price, and

(d) Clause 7(g) shall be deleted and replaced by the following:

(g)

the date on which the Grantee ceases to be a Participant by reason of the termination of his or her employment on any one or more of the grounds that he or she has been guilty of serious misconduct, or has committed an act of bankruptcy or has become insolvent or has made any arrangement or composition with his or her creditors generally, or has been convicted of any criminal offence involving his or her integrity or honesty or (if so determined by the Board) on any other ground on which an employer would be entitled to terminate his or her employment at common law or pursuant to any applicable laws or under the Grantee’s service contract with the Company or the relevant Subsidiary or the relevant Invested Entity. A resolution of the Board or the board of directors of the relevant Subsidiary or the board of directors of the relevant Invested Entity to the effect that employment of a Grantee has or has not been terminated on one or more of the grounds specified in this Clause 7(g) shall be conclusive and binding on the Grantee;

(e) Clause8.01(a) shall be deleted and replaced by the following:

(a)

(i) Without prejudice to those as prescribed in subsections from (ii) to (v) below, the total number of Shares which may be issued upon exercise of all Options to be granted under this Scheme on or after the Adoption Date shall not in aggregate exceed 49,550,000 Shares (representing 5.37% of the Shares in issue on the Adoption Date) which is lower than 10 percent of the total number of Shares in issue on the Adoption Date.

(ii) Without prejudice to those as prescribed in subsections from (iv) to (v) below, upon refreshment of 2013, the total number of additional Options to be granted under this Scheme on or after the Amendment-I Adoption Date shall not in aggregate exceed 10% of the Shares in issue on the Amendment-I Adoption Date (i.e.94,750,000 Options).

(iii) Without prejudice to those as prescribed in subsections from (iv) to (v) below, the maximum number of Options available for exercise is 123,250,000 on or after the Amendment-I Adoption Date of which 28,500,000 Options were granted prior to the Amendment-I Adoption Date and 94,750,000 Options may be granted after the Amendment-I Adoption Date.

(iv) Upon refreshment of 2015, the total number of Shares which may be issued upon exercise of all additional Options to be granted under this Scheme on or after the Amendment-II Adoption Date shall not in aggregate exceed 86,500,000 Shares which is lower than 10 percent of the total number of Shares in issue on the Amendment-II Adoption Date

(v) The maximum number of Options available for exercise is 209,750,000 on or after the Amendment-II Adoption Date of which 123,250,000 Options were granted prior to the Amendment-II Adoption Date and 86,500,000 Options may be granted on or after the Amendment-II Adoption Date.

(vi) Options previously granted under the Share Option Scheme (as amended) (including those outstanding, cancelled, lapsed in accordance with the Share Option Scheme or exercised Options) will not be counted for the purpose of calculating the refreshed options limit as stated in 8.01(a)(iv).

(vii) Options lapsed in accordance with the terms of the Share Option Scheme (as amended) will not be counted for the purpose of calculating the total number of Shares under this Clause 8.01(a).

Kingsoft Cloud Holdings Limited

SHARE OPTION SCHEME

Amendment - III

Adopted on – December 26, 2016

Kingsoft Cloud Holdings Limited

SHARE OPTION SCHEME

Amendment - III

1. Definitions and References. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the SHARE OPTION SCHEME adopted by the Company as of February 27, 2013 (the “SHARE OPTION SCHEME”), the SHARE OPTION SCHEME AMENDMENT – I adopted by the Company as of June 27, 2013 (the “AMENDMENT - I”) and the SHARE OPTION SCHEME AMENDMENT – II as of May 20, 2015 (the “AMENDMENT - II”). Unless otherwise indicated herein, section references are to the corresponding section of the SHARE OPTION SCHEME, AMENDMENT - I and AMENDMENT - II.

2. Amendments.

(a) The following definition shall be added to the DEFINITIONS section:

“Amendment - III Adoption Date”	December, 26, 2016, the date on which this Amendment - III is conditionally adopted by the shareholders of the Company and Kingsoft Corporation Limited in general meeting;

(b) The definition of “Commitment Period” in the DEFINITIONS section shall be deleted and replaced by the following:

“Commitment Period”

shall mean the minimum time period that the Grantee shall commit and actually work for the Group or the Invested Entity as employee or other service provider as agreed between the Grantee as one party and the Group or the Invested Entity as the other party;

in respect of any particular Option, unless otherwise determined by the Board in its absolute discretion and notify to the Grantee in writing,

(a) in the event that the maximum number of shares that the Grantee is entitled to purchase upon exercise of all Options granted to him or her under this Scheme is equal to or more than 1,000,000 shares as of the date on which such Grantee ceases to be a Participant,

(i) with respect to any Option that the maximum number of shares that the Grantee is entitled to purchase upon the exercise of such Option and all the Option(s) granted to him or her before the grant of such Option under the Scheme (if any) is less than 1,000,000 shares, 2 (two) years commencing from the Commencement Date specified in the Offer of such particular Option to him or her; and

(ii) with respect to the part of all other Option(s) except for those described in item (i) above, 3 (three) years commencing from the Commencement Date specified in the Offer of such particular Option to him or her;

(b) in the event that the maximum number of shares that the Grantee is entitled to purchase upon exercise of all Options granted to him or her under this Scheme is less than 1,000,000 shares as of the date on which such Grantee ceases to be a Participant, 2 (two) years calculated from the Commencement Date specified in the Offer of such particular Option to him or her;

(c) Clause 6.03(a) shall be deleted and replaced by the following:

(a)

in the event of the Grantee ceasing to be a Participant for any reason other than his or her death or the termination of his or her employment on one or more of the grounds specified in Clause 7(g), the Grantee shall be entitled to exercise the vested Option(s) in full (to the extent which has become exercisable and not already exercised) within a period of one (1) month (unless a longer time period as the Board may otherwise determine in its sole discretion) from the date of such cessation which will be taken to be the last day on which the Grantee was at work with the Group or the Invested Entity whether salary is paid in lieu of notice or not;

(d) Clause 6.06 shall be deleted and replaced by the following:

6.06

The Grantee shall, unless otherwise approved by the Board in writing, irrevocably and unconditionally constitute and appoint any one of the directors of the Company serving as an Eligible Employee as determined by the Board from time to time with full power of substitution as the Grantee’s true and lawful attorney and irrevocable proxy, for and on behalf of the Grantee, to vote each of the Shares allotted to him/her upon the exercise of an Option as the Grantee’s proxy, at every meeting of the shareholders of the Company or any adjournment thereof or in connection with any written consent of the Company’s shareholders. The foregoing proxy shall be irrevocable and coupled with an interest prior to the Company’s Initial Public Offering, and shall automatically terminate upon the Company’s Initial Public Offering. The Grantee shall revoke any proxies previously granted by the Grantee with respect to the Shares on the Commencement Date.